UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/21/2009

UMB FINANCIAL CORP
(Exact name of registrant as specified in its charter)

Commission File Number:  0-4887

MO	43-0903811
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1010 Grand Blvd, Kansas City, MO 64106
(Address of principal executive offices, including zip code)

(816) 860-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On April 21, 2009, UMB Financial Corporation (the "Company")issued a press release announcing that the Board of Directors had declared a cash dividend of $0.175 per share, payable on July 1, 2009 to shareholders of record as June 11, 2009.

In the press release the Company also reported that the Board of Directors has authorized the purchase of up to two million shares of the Company's common stock during the next twelve months. A copy of the press release is attached as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

Exhibit 99.1 Press Release announcing declaration of dividend and stock repurchase program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMB FINANCIAL CORP

Date: April 21, 2009	By:	/s/ Michael D. Hagedorn
Michael D. Hagedorn
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	1st qtr 09 dividend release